UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2010

Juniata Valley Financial Corp.
 (Exact name of registrant as specified in its charter)

Pennsylvania	0-13232	232235254
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Bridge and Main Streets, Mifflintown, Pennsylvania	17059
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

On May 18, 2010, the Board of Directors of Juniata Valley Financial Corp. elected Philip E. Gingrich, Jr. as Chairman, Timothy I. Havice as Vice-Chairman and Charles L. Hershberger as Secretary.

Item 5.07

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Annual Meeting of Stockholders of Juniata Valley Financial Corp. was held on May 18, 2010. At the Annual Meeting, the stockholders elected 2 Class B directors to serve until the 2013 Annual Meeting, as described below:

		Withhold	Abstentions/
Name	For	Authority	Broker Non-votes

Timothy I. Havice	2,597,205	47,005	0
Charles L. Hershberger	2,597,737	46,472	0

The terms of the following directors continued after the annual meeting:
Joe E. Benner, Francis J. Evanitsky, Philip E. Gingerich, Jr., Dale G. Nace, P.E., Jan G. Snedeker, A. Jerome Cook, Marshall L. Hartman, Robert K. Metz, Richard M. Scanlon, DMD..

There were no other matters considered at the meeting.

Item 8.01

On May 18, 2010, Juniata Valley Financial Corporation held it’s Annual Meeting of Shareholders. At the meeting, management delivered a presentation pertaining to financial performance, peer comparison and strategic objectives, which was accompanied by a series of electronic slides. A copy of these slides is included in this report as Exhibit 99.1 and is furnished herewith.

The presentation may contain “forward looking” information as defined by the Private Securities Litigation Reform Act of 1995. When words such as “believes”, “expects”, “anticipates” or similar expressions are used in this release, Juniata Valley is making forward-looking statements. Such information is based on Juniata Valley’s current expectations, estimates and projections about future events and financial trends affecting the financial condition of its business. These statements are not historical facts or guarantees of future performance, events or results. Such statements involve potential risks and uncertainties and, accordingly, actual results may differ materially from this “forward looking” information. Juniata Valley undertakes no obligation to publicly update or revise forward looking information, whether as a result of new or updated information, future events, or otherwise. Many factors could affect future financial results including, without limitation, the current disruptions in the financial and credit markets, changes in interest rates and their impact on the level of deposits, loan demand and value of loan collateral, increased competition from other financial institutions, market value deterioration in the financial services sector, FDIC deposit insurance premiums, governmental monetary policy, legislation and changes in banking regulations, risks associated with the effect of opening a new branch, the ability to control costs and expenses, and general economic conditions.

For a more complete discussion of certain risks and uncertainties affecting Juniata Valley, please see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Forward-Looking Statements” set forth in the Juniata Valley’s filings with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

Exhibits. The exhibit listed on the Exhibit Index accompanying this Form 8-K is furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Juniata Valley Financial Corp.

Date: May 20, 2010	By: /s/ JoAnn McMinn
Name: JoAnn McMinn Title: SVP, Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Slide presentation for the Juniata Valley Financial Corp 2010 Annual Shareholders’ Meeting